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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.

                          SCHEDULE 14A INFORMATION


        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-12

                            EL PASO CORPORATION
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              (Name of Registrant as Specified in its Charter)

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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:


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

The following voting instruction card was sent to members of the Burlington Northern Employee Stock Purchase Plan on June 5, 2003

                                                               WHITE PROXY CARD

                     CONFIDENTIAL VOTING INSTRUCTIONS
                            EL PASO CORPORATION
              ANNUAL MEETING OF STOCKHOLDERS - JUNE 17, 2003


        [GRAPHIC OMITTED]




                                                SHARES AS OF MAY 2, 2003:



TO:     COMPUTERSHARE TRUST COMPANY, TRUSTEE
        BURLINGTON NORTHERN EMPLOYEE STOCK PURCHASE PLAN


     The undersigned hereby directs the Trustee to vote, in person or by proxy, the full and fractional shares of common stock of El Paso Corporation credited to my account under the referenced Plan at the close of business on May 2, 2003, the record date, at the Annual Meeting of
Stockholders to be held at the George R. Brown Convention Center, 1001 Avenida de las Americas, Houston, Texas 77010 on Tuesday, June 17, 2003 at 2:00 p.m. (local/Central time), and at any adjournment(s) or postponement(s) of such meeting for the purpose identified on the reverse side of this proxy and with discretionary authority as to any other matters that may properly come before the Annual Meeting.

     Signing and dating this proxy card will have the effect of revoking any Zilkha/Wyatt proxy card you may have signed on an earlier date, and will constitute a revocation of all previously granted authority to vote with respect to the proposals included on the Zilkha/Wyatt proxy card.

     If this proxy is completed, dated, signed and returned in the accompanying envelope to the Trustee by June 13, 2003, the shares of stock represented by this proxy will be voted in the manner directed herein by the undersigned. If this proxy is properly executed and returned without direction given, the shares represented by this proxy will be voted FOR proposals 1, 2, 3, and 4 and against proposals 5, 6, 7, 8, 9, 10, and 11.

            TO BE COMPLETED, SIGNED AND DATED ON REVERSE SIDE.

|X| Please mark votes as in this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.


1. Election of Directors.                                     FOR All Nominees    WITHHOLD Authority to
   Nominees:                                                  listed              Vote for All Nominees listed
   (01) John M. Bissell, (02) Juan Carlos Braniff,
   (03) James L. Dunlap, (04) Robert W. Goldman,                 | |                         | |
   (05) Anthony W. Hall, Jr., (06) Ronald L. Kuehn, Jr.,
   (07) J. Carleton MacNeil, Jr., (08) Thomas R. McDade,
   (09) J. Michael Talbert, (10) Malcolm Wallop,                 | |
   (11) John L. Whitmire, (12) Joe B. Wyatt.                        ----------------------------------------
                                                                    FOR all nominees except as noted above

2. Proposal to ratify the appointment of PricewaterhouseCoopers
   LLP as independent certified public accountants for fiscal year  FOR | |             AGAINST | |     ABSTAIN | |
   ending December 31, 2003.

3. Proposal to amend our Certificate of Incorporation to
   eliminate Article 12 containing a "fair price" provision.        FOR | |             AGAINST | |     ABSTAIN | |

4. Proposal to amend our Certificate of Incorporation to
   eliminate our Series A Junior Participating Preferred Stock.     FOR | |             AGAINST | |     ABSTAIN | |

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 5, 6, 7, 8, 9, 10
AND 11.

5. Zilkha proposal to amend By-laws to fix the number of            FOR | |             AGAINST | |     ABSTAIN | |
   directors at nine.

6. Zilkha proposal to amend By-laws to delete advance notice        FOR | |             AGAINST | |     ABSTAIN | |
   provisions applicable to director nominations.

7. Zilkha proposal to amend By-laws to repeal changes made after
   November 7, 2002.                                                FOR | |             AGAINST | |     ABSTAIN | |

8. Zilkha proposal for sequence for presentation of proposals.      FOR | |             AGAINST | |     ABSTAIN | |

9. Stockholder proposal regarding pay disparity report.             FOR | |             AGAINST | |     ABSTAIN | |

10. Stockholder proposal regarding indexed options for senior
    executives.                                                     FOR | |             AGAINST | |     ABSTAIN | |

11. Stockholder proposal regarding stockholder approval of any
    adoption of a poison pill.                                      FOR | |             AGAINST | |     ABSTAIN | |


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           SIGNATURE                                       DATE

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           SIGNATURE                                       DATE

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. Please sign exactly as your name appears. If acting as attorney, executor, trustee or in other representative capacity, sign name and title. If a corporation, please sign in full corporation name by president or other authorized officr. If a partnership, please sign in partnership name by authorized person. If held jointly, both parties must sign and date.